                         * Confidential Treatment Requested
                         Under 17 C.F.R. Sections 200.80(b)(4),
                         200.83 and 230.406

                                                                    EXHIBIT 10.6


                                                          DIGEX Rep. Jamie Shupe

[DIGEX LOGO]


                    BUSINESS CONNECTIVITY SERVICE ORDER FORM


SECTION A - TO BE COMPLETED BY DIGEX                                                 INITIAL      MONTHLY
                                                                                     CHARGE       CHARGE
Customer - WEB SIDE STORY
Access Type  LEASED LINE         Post Speed -     45 Mbps     CIR - 45 Mbps            ***           ***
                                                                                    ---------    ----------
Hardware Router - NONE           CSU/DSU-          NONE
                                                                                    ---------    ----------
Firewall
                                                                                    ---------    ----------
  Brand                          Service Level
                                                                                    ---------    ----------
  License                           Platform
                                                                                    ---------    ----------

Other Services-                  Managed Service: [ ] Pager   [ ] UPS
                                                                                    ---------    ----------
Contract Term - 3 year(s)    Total Contract Value-         ***      Total Charges      ***           ***
                                                                                    ---------    ----------

Special Instruction


SECTION B - TO BE COMPLETED BY CUSTOMER

Company Name     WEBSIDESTORY, INC.
            -------------------------------------------------------------------
Site Address   6450 Lusk Blvd. E204
            -------------------------------------------------------------------
City     San Diego                   State     CA       ZIP     92121
    -------------------------------        ----------      --------------------
SITE PHONE (619) 546-0040    FAX  (619) 546-0480
          ------------------     ----------------
Primary Technical Contact JIM VAN BAALAN
                         ---------------
Phone 619 546 0040   FAX 619 546 0840   Email  Jim@websidestory.com
     --------------     -------------        ------------------------
Secondary Technical Contact   Neil Bartolome
                           ----------------------------------------------------
Phone                                FAX                 Email
     ------------------------------      ---------------      -----------------

Customer Type - Corporate   Existing Customer?        [ ] Yes  [X] No  [ ] N/A
Telco  [X] DIGEX Provided  [ ] Customer Provided      [ ] Extended Demarc
    DIGEX Provides Primary DNS                        [ ] Yes  [X] No  [ ] N/A
    Customer has already registered Domains           [X] Yes  [ ] No  [ ] N/A
    Customer Authorizes DIGEX to transfer Domains     [ ] Yes  [ ] No  [X] N/A
Number of IP Addresses needed   /22
                              -----------------------
Requested Domain Name  1.         N/A                  2.        N/A
                         ----------------------------    ----------------------


Customer hereby orders from DIGEX the Products and Services for the term specified in this Service Order Form. This Service Order Form is valid when accepted by an authorized representative of DIGEX and accompanied by an executed DIGEX Terms and Conditions agreement. Charges do not include any special construction or inside/extended wiring costs, shipping and handling, or applicable taxes. Telco rates are estimated based on current Telco carrier tariffs. All orders subject to credit approval. Customer will be billed separately by InterNIC for Domain Name registration, and will be charged a $100.00 one-time DIGEX fee for each additional primary Domain Name. Customer may be required to provide documentation to justify allocation of IP addresses.

ACCEPTED BY CUSTOMER                            ACCEPTED BY DIGEX

/s/ BLAISE BARRELET
-------------------------------------         ---------------------------------
Customer Signature                            Signature

  BLAISE BARRELET
-------------------------------------         ---------------------------------
Name                    Date                  Name                   Date

PRESIDENT          MAY  29 1998
-------------------------------------         ---------------------------------
Title                                         Title


*** Confidential Portions have been omitted and filed separately with the Securities and Exchange Commission.

                           DIGEX TERMS AND CONDITIONS

DIGEX SERVICE: Customer agrees to purchase the DIGEX Products and or Services outlined in the front page of this Agreement per the terms and conditions described herewith. Customer agrees to remain as a subscriber of the service for the period identified from the date of service activation. At the end of the service commitment this Agreement shall be automatically renewed for successive one (1) year periods on the same terms and conditions contained herein, with the exception of the price of services, and shall continue to be automatically renewed until terminated by either party as provided herein. Notice of termination should be made in writing to the DIGEX Customer Service Department at One DIGEX Plaza, Beltsville Maryland 20705 no less than thirty (30) days prior to the expiration of any term of this Agreement.

RIGHTS AND OBLIGATIONS OF CUSTOMER: DIGEX's services are only to be used for lawful purposes. Customer shall not transmit, retransmit or store material in violation of any federal or state laws or regulations, including, but not limited to, obscenity, indecency, defamation, or infringement of trademark or copyright. In particular, by signing these terms and conditions, Customer agrees to adhere to DIGEX's Acceptable Use Policy. Failure to comply with these obligations shall constitute violation of these terms and conditions and possible termination of this Agreement at DIGEX's discretion should the infringement not be rectified to DIGEX's satisfaction. If Customer operates hardware or software that DIGEX determines may cause hazard, interference, or service interruption to DIGEX provided equipment or services or the DIGEX network, Customer shall immediately remove the offending hardware or software upon notice.

PROPRIETARY RIGHTS: DIGEX grants Customer a non-exclusive, non-transferable license to use the Products and Services provided hereunder. Title, property rights, software licenses and hardware licenses and agreements, including all intellectual property rights to such Products and Services, are and shall remain with DIGEX, whether or not they are embedded in any Product or Service. Customer recognizes that the Products and Services used hereunder constitute valuable trade secrets of DIGEX. Customer will use its best efforts to protect and keep confidential any and all Products and Services used by it and shall not attempt in any way to copy, examine, alter, re-engineer, tamper with, or otherwise misuse such Products and Services. In all cases the IP addresses assigned for Customer use remain the property of DIGEX and shall revert back to same upon Customer termination.

INSTALLATION: Installation and one-time charges set forth on the service order are due upon order. Installation charges are nonrefundable. Customer shall provide all necessary preparations to permit installation, maintenance and operation of Products and Services provided hereunder unless otherwise specified in this Agreement and shall provide to DIGEX and its suppliers reasonable access to Customer's premises including the point at which leased telco services are provided to Customer. Customer is also responsible for any and all additional telco charges arising as a result of necessity to reschedule telco suppliers, as well as all telco maintenance and diagnostics charges that may be needed. Once DIGEX services have been installed, Customer shall be ' responsible for any fees associated with relocation of services if requested by Customer, including a one time DIGEX installation fee, and corresponding adjusted recurring telco fees dependent on the geographical relocation. If at any time during this contract the Customer wishes to downgrade bandwidth, the Customer agrees to pay a one-time downgrade fee of $750 and any applicable telco fees.

CUSTOMER PREMISE EQUIPMENT: Customer is responsible for all maintenance and upgrades of equipment purchased from DIGEX beyond the manufacturer's standard warranty on said equipment. Any unused hardware or software purchased from DIGEX may be returned for full refund, less a 20% restocking fee, within 60 days of purchase provided such items are unused, in original packaging and in full working order. In the event that DIGEX provides equipment to Customer in conjunction with Service wherein such equipment remains the property of DIGEX;
(i) the configuration and type of equipment to be used shall be determined solely by DIGEX, (ii) DIGEX shall provide the initial equipment configuration and verify operability with the DIGEX network,

                           DIGEX TERMS AND CONDITIONS

(iii) Customer is responsible for operating the equipment within the parameters of the manufacturer's specifications, and (iv) DIGEX may choose at its sole discretion to provide software upgrades for hardware. Additional support of DIGEX staff to reconfigure equipment once installed, should service be required due to Customer intervention, shall be chargeable to Customer at DIGEX's then-current support rates.

SERVICE OF EQUIPMENT PROVIDED BY DIGEX: In the event of failure of DIGEX owned equipment provided to Customer in conjunction with Service, like equipment shall be provided by DIGEX as promptly as reasonably possible, via next business day delivery to Customer site. Equipment shall be pre-configured by DIGEX in conjunction with configuration guidelines. Once operability is verified, Customer shall return the faulty equipment to DIGEX with 15 days of receipt of new equipment. Failure to do so shall result in the Customer being billed for the faulty equipment in the amount equaling vendor's list price as determined by DIGEX. At termination of the Agreement, all DIGEX owned equipment must be returned in good working order within 30 days. Failure to do so shall result in liability to the Customer for the cost of repair of the faulty equipment or the cost of replacement of the non-returned equipment in an amount equaling vendor's list price as determined by DIGEX.

INVOICING AND PAYMENT OF SERVICE: Initial rates for the services are set forth on the DIGEX Order Form. The initial rates shall be in effect for the duration of the initial service commitment. During any renewal terms, the rates shall be those contained in the then current DIGEX price list unless otherwise agreed by the parties. DIGEX will invoice Customer monthly in advance. The price of the service described within does not include sales, usage, excise, ad valorem, property or any other taxes now or hereafter imposed, directly or indirectly, by any governmental authority or agency with respect to the Service. Customer agrees to pay such taxes directly or reimburse DIGEX for any such taxes. This bill is due and payable in full on the date shown on the bill. Customers also have the option of prepayment of services for term of Agreement. For Customers receiving DIGEX burstable services, charges are billed one month in arrears, based upon actual usage.

NON-PAYMENT / CUSTOMER TERMINATION: A late charge of the lesser of 1-1/2% per month or the maximum rate permitted by law may be applied to each of Customer's service bills not paid by the due date. This late charge is applicable to the unpaid balance as of the due date. Customer shall pay DIGEX all costs including, without limitation, reasonable attorney fees, the fees of any collection agency, and any other costs incurred by DIGEX in exercising any of its rights under the Agreement. If Customer terminates the Agreement, Customer will pay a lump sum equal to the charges for the remainder of the then current term of the Agreement but, except as described in the next sentence, in no case greater than one year. If the Customer is terminated by DIGEX for violation of the Acceptable Use Policy, Customer shall pay immediately a lump sum equal to the charges for the remainder of the then current term of the Agreement.

MAINTENANCE WINDOW: DIGEX maintains specified time periods during which it may perform necessary network maintenance and/or network upgrades. These specified time periods are referred to as "Scheduled Maintenance Windows". In the event DIGEX plans to bring down the Service or the Equipment during a Scheduled Maintenance Window, DIGEX will provide a 24-hour notice to Customer in advance of the Scheduled Maintenance Window. In addition, DIGEX reserves the right to perform any required maintenance work outside of the Scheduled Maintenance Window with a minimum of 12 hours notification to Customer. However, Customer understands that at any time DIGEX may perform emergency maintenance as needed to preserve the overall integrity of the products and services offered as determined by DIGEX with no notice.

DIGEX SERVICE LEVEL GUARANTEE: If the Customer notifies DIGEX in writing immediately upon failure to access DIGEX's Services and or Equipment and DIGEX determines in its reasonable commercial judgment that the outage has been caused by DIGEX, the Customer will receive a credit against its next monthly invoice. In the event of a service interruption that exceeds one hour in

                           DIGEX TERMS AND CONDITIONS


any calendar day, DIGEX will grant a credit allowance for that entire day of service, equivalent to 1/30th of the monthly port and telco service charge, for the service affected. In the event of service interruptions of, in the aggregate, two to eight hours in any calendar month, DIGEX will credit Customer's account for a week of service. In the event of service interruptions of, in the aggregate, eight hours to two days in any calendar month, DIGEX will credit Customer's account for two weeks of service. In the event of service interruptions of, in the aggregate, two days to four days in any calendar month, DIGEX will credit Customer's account for three weeks of service. In the event of service interruptions of, in the aggregate, more than four days in any calendar month, DIGEX will credit Customer's account for the entire month of service. If Customer has the right, pursuant to this clause to credits equal to or greater than one week of service in two consecutive calendar months, Customer may terminate this agreement, without penalty, on written notice to DIGEX. A service interruption will be deemed to have occurred if Customer is unable to communicate with or access any other Internet Service Provider via the IP Transmission Protocol and as a result of failure of DIGEX's facility, equipment or personnel used to provide the service in question, and only where the interruption is not the result of a Scheduled Maintenance Window.

CREDIT INFORMATION: Customer consents to standard credit check by DIGEX in order to confirm credit-worthiness and to DIGEX's disclosure of account information to or from credit reporting agencies, credit bureaus, private credit reporting associations, or to or from other providers of telecommunications services at any time during Customer's service with DIGEX.

LIMITATION OF LIABILITY: DIGEX exercises no control whatsoever over the content of any information passing through its network and is not responsible for damages Customer suffers for any reason, including, but not limited to, loss or degradation of data resulting from delays, nondeliveries, wrong deliveries and any and all service interruptions whether caused by the acts and omissions of DIGEX and its employees, of Customer or of any other party. DIGEX makes no representation that it can provide uninterrupted service. Furthermore, DIGEX shall have no liabilities other than the credits outlined within due to interrupted service unless caused by the gross negligence of DIGEX. DIGEX shall not be liable for acts or omissions of other carriers, equipment failures or modifications, acts of God, strikes, government actions, or other causes beyond its reasonable control. DIGEX MAKES NO WARRANTIES WITH RESPECT TO THE PRODUCTS OR SERVICES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT. THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE ARE HEREBY DISCLAIMED AND EXCLUDED. DIGEX SHALL NOT BE LIABLE TO ITS CUSTOMER OR ANY THIRD PARTY FOR ANY SPECIAL, PUNITIVE, INCIDENTAL, OR CONSEQUENTIAL DAMAGES. Any legal action arising out of the provision of DIGEX's services shall be brought within a period of one year of the occurrence or shall be deemed waived. Customer agrees to indemnify and hold harmless DIGEX from any and all claims resulting from Customer's use of the equipment or services which cause damage to Customer or any other party.

TRANSFER AND ASSIGNMENT: Neither party, other than for collateral purposes, may sell, assign or transfer this Agreement without the prior written consent of the other party, except that DIGEX may assign this Agreement to any of its affiliates or any person who acquires substantially all of the assets of DIGEX. Customer may not resell IP accounts or Internet services of any kind from a DIGEX provided connection without explicit written permission of DIGEX.

GOVERNING LAW: This Agreement is governed by the laws of the State of Maryland without regard to its choice of law provisions.

ACCEPTANCE: These Terms and Conditions of the "Agreement" together supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted.



----------------------------------------               -------------------------
Customer                    Date



----------------------------------------
Print Customer Name



----------------------------------------               -------------------------
DIGEX                      Date

                           DIGEX TERMS AND CONDITIONS

DIGEX SERVICE: Customer agrees to purchase the DIGEX Products and/or Services outlined in the front page of this Agreement per the terms and conditions described herewith. Customer agrees to remain as a subscriber of the service for the period identified from the date of service activation. At the end of the service commitment this Agreement shall be automatically renewed for successive one (1) year periods on the same terms and conditions herein, with the exception of the price of services, and shall continue to be automatically renewed until terminated by either party as provided herein. Notice of termination should be made in writing to the DIGEX Customer Service Department at One DIGEX Plaza, Beltsville, Maryland 20705 no less than thirty (30) days prior to the expiration of any term of this Agreement.

RIGHTS AND OBLIGATIONS OF CUSTOMER: DIGEX's services are only to be used for lawful purposes. Customer shall not transmit, retransmit or store material in violation of any federal or state laws or regulations, including, but not limited to, obscenity, indecency, defamation, or infringement of trademark or copyright, in particular, by signing these terms and conditions. Customer agrees to adhere to DIGEX's Acceptable Use Policy. Failure to comply with these obligations shall constitute violation of these terms and conditions and possible termination of this Agreement at DIGEX's discretion should the infringement not be rectified to DIGEX's satisfaction. If Customer operates hardware or software that DIGEX determines may cause hazard, interference, or service interruption to DIGEX provided equipment or services or the DIGEX network, Customer shall immediately remove the offending hardware or software upon notice.

PROPRIETARY RIGHTS: DIGEX grants Customer a non-exclusive, non-transferable license to use the Products and Services provided hereunder. Title, property rights, software licenses and hardware licenses and agreements, including all intellectual property rights to such Products and Services, are and shall remain with DIGEX, whether or not they are embedded in any Product or Service. Customer recognizes that the Products and Services used hereunder constitute valuable trade secrets of DIGEX. Customer will use its best efforts to protect and keep confidential any and all Products and Services used by it and shall not attempt in any way to copy, examine, alter, re-engineer, tamper with, or otherwise misuse such Products and Services. In all cases the IP addresses assigned for Customer use remain the property of DIGEX and shall revert back to same upon Customer termination.

INSTALLATION: Installation and one-time charges set forth on the service order are due upon order. Installation charges are nonrefundable. Customer shall provide all necessary preparations to permit installation, maintenance and operation of Products and Services provided hereunder unless otherwise specified in this Agreement and shall provide to DIGEX and its suppliers reasonable access to Customer's premises including the point at which leased telco services are provided to Customer. Customer is also responsible for any and all additional telco charges arising as a result of necessity to reschedule telco suppliers, as well as all telco maintenance and diagnostics charges that may be needed. Once DIGEX services have been installed, Customer shall be responsible for any fees associated with relocation of services if requested by Customer, including a one time DIGEX installation fee, and corresponding adjusted recurring telco fees dependent on the geographical relocation. If at any time during this contract the Customer wishes to downgrade bandwidth, the Customer agrees to pay a one-time downgrade fee of $750 and any applicable telco fees.

CUSTOMER PREMISE EQUIPMENT - Purchased by Customer: Customer is responsible for all maintenance and upgrades of equipment purchased from DIGEX (manufacturer's warranty may apply in some circumstances). Any unused hardware or software purchased from DIGEX may be returned for a full refund, less a 20% restocking fee, within 15 days of receipt by Customer, provided such items are unopened, in original packaging, and in full working order, except that if Customer purchases equipment with a custom configuration, as detailed in an attachment hereto, it is not returnable by Customer.

CUSTOMER PREMISE EQUIPMENT - Provided by DIGEX: In the event that DIGEX provides DIGEX-owned equipment to Customer in conjunction with service, (i) the configuration and type of equipment to be used shall be determined solely by DIGEX (except that DIGEX may agree to obtain a custom equipment configuration specifically for Customer as detailed in a separate attachment); (ii) DIGEX shall provide the initial equipment configuration and verify operability with the DIGEX network; (iii) Customer is responsible for operating the equipment within the parameters of the manufacturer's specifications; and (iv) DIGEX may choose at its sole discretion to provide software upgrades for hardware. Additional support of DIGEX staff to reconfigure equipment once installed, should service be required due to Customer's action, shall be chargeable to Customer at DIGEX's then-current support rates. In the event of failure of DIGEX-owned equipment provided to Customer in conjunction with service, like equipment shall be provided by DIGEX as promptly as reasonably possible via next business day delivery to Customer site. In the case of equipment with a customer configuration, as detailed in an Attachment hereto, DIGEX may agree to a shorter replacement period. DIGEX shall pre-configure equipment in conjunction with configuration guidelines. Once operability is verified, Customer shall return any faulty equipment to DIGEX within 15 days of receipt of new equipment. Failure to do so shall result in the Customer being billed for the faulty equipment in the amount equal to vendors list price as determined by DIGEX. At termination of the Agreement, all DIGEX-owned equipment must be returned in good working order within 30 days. Failure to do so shall result in liability to the Customer for the cost of replacement of the non-returned equipment in the amount equal to vendors list price as determined by DIGEX.

INVOICING AND PAYMENT OF SERVICE: Initial rates for the services are set forth on the DIGEX Order Form. The initial rates shall be in effect for the duration of the initial service commitment. During any renewal terms, the rates shall be those contained in the then current DIGEX price list unless otherwise agreed by the parties. DIGEX will invoice Customer for services in advance on a monthly basis. Except that, for those Customers receiving DIGEX burstable services, charges for burstable services above and beyond the base tier rate are billed one month in arrears because such charges are based upon actual usage. The price of the service described within does not include sales, usage, excise, ad valorem, property or any other taxes now or hereafter imposed, directly or indirectly, by any governmental authority or agency with respect to the Service. Customer agrees to pay such taxes directly or reimburse DIGEX for any such taxes. This bill is due and payable in full on the date shown on the bill. Customers also have the option of prepayment of services for term of Agreement. Customer shall be responsible and will reimburse Company for telephone company or other service provider installation or any other charges, including monthly service charges, incurred by Company in the fulfillment of this Agreement if: (i) the Agreement is terminated after execution but prior to initiation of the Products and Services; or (ii) there is a delay in the initiation of the Products and Services that is caused, through action or inaction, by the Customer.

NON-PAYMENT/CUSTOMER TERMINATION: A late charge of the lesser of 1-1/2% per month of the maximum rate permitted by law may be applied to each of Customer's service bills not paid by the due date. This late charge is applicable to the unpaid balance as of the due date. Customer shall pay DIGEX all costs including, without limitation, reasonable attorney fees, the fees of any collection agency, and any other costs incurred by DIGEX in exercising any of its rights under the Agreement. If Customer terminates the Agreement Customer will pay a lump sum equal to the charges for the remainder of the then current term of the Agreement but, except as described in the next sentence, in no case greater than one year. If the Customer is terminated by DIGEX for violation of the Acceptable Use Policy, Customer shall pay immediately a lump sum equal to the charges for the remainder of the then current term of the Agreement.

MAINTENANCE WINDOW: DIGEX maintains specified time periods during which it may perform necessary network maintenance and/or network upgrades. These specified time periods are referred to as "Schedule Maintenance Windows". In the event DIGEX plans to bring down the Service or the Equipment during a Scheduled Maintenance Window, DIGEX will provide a 24-hour notice to Customer in advance of the Scheduled Maintenance Window. In addition, DIGEX reserves the right to perform any required maintenance work outside of the Scheduled Maintenance Window with a minimum of 12 hours notification to Customer. However, Customer understands that at any time DIGEX may perform emergency maintenance as needed to preserve the overall integrity of the products and services offered as determined by DIGEX with no notice.

DIGEX SERVICE LEVEL GUARANTEE; If the Customer notifies DIGEX in writing immediately upon failure to access DIGEX's Services and or Equipment and DIGEX determines in its reasonable commercial judgment that the outage has been caused by DIGEX, the Customer will receive a credit against its next monthly invoice. In the event of a service interruption that exceeds one hour in any calendar day, DIGEX will grant a credit allowance for that entire day of service, equivalent to 1/30th of the monthly port and telco service charge, for the service affected. A service interruption will be deemed to have occurred if Customer is unable to communicate with or access any other Internet Service Provider via the IP Transmission Protocol and as a result of failure of DIGEX's facility, equipment or personnel used to provide the service in question, and only where the interruption is not the result of a Scheduled Maintenance Window.

CREDIT INFORMATION: Customer consents to standard credit check by DIGEX in order to confirm credit-worthiness and to DIGEX's disclosure of account information to or from credit reporting agencies, credit bureaus, private credit reporting associations, or to or from other providers of telecommunications services at any time during Customer's service with DIGEX.

LIMITATION OF LIABILITY: DIGEX exercises no control whatsoever over the content of any information passing through its network and is not responsible for damages Customer suffers for any reason, including, but not limited to, loss or degradation of data resulting from delays, non-deliveries, wrong deliveries and any and all service interruptions whether caused by the acts and omissions of DIGEX and its employees, of Customer or of any other party. DIGEX makes no representation that it can provide uninterrupted service. Furthermore, DIGEX shall have no liabilities other than the credits outlined within due to interrupted service unless caused by the gross negligence of DIGEX. DIGEX shall not be liable for acts or omissions of other carriers, equipment failures or modifications, acts of God, strikes, government actions, or other causes beyond its reasonable control. DIGEX makes no warranties with respect to the products or services of any kind whatsoever, express or implied, except as specifically provided in this agreement. The implied warranties of merchantability and fitness for any particular purpose are hereby disclaimed and excluded. DIGEX shall not be liable to its customer or any third party for any special, punitive, incidental, or consequential damages. Any legal action arising out of the provision of DIGEX's services shall be brought within a period of one year of the occurrence or shall be deemed waived. Customer agrees to indemnify and hold harmless DIGEX from any and all claims resulting from Customer's use of the equipment or services which cause damage to Customer or any other party.

TRANSFER AND ASSIGNMENT: Neither party, other than for collateral purposes, may sell, assign or transfer this Agreement without the prior written consent of the other party, except that DIGEX may assign this Agreement to any of its affiliates or any person who acquires substantially all of the assets of DIGEX. Customer may not resell IP accounts or Internet services of any kind from a DIGEX provided connection without explicit written permission of DIGEX.

GOVERNING LAW: This Agreement is governed by the laws of the State of MD without regard to its choice of law provisions. ACCEPTANCE: These Terms and Conditions of the "Agreement" together supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted.

WEBSIDESTORY                                  May 29, 1998
-------------------------                 --------------------
Customer                                         Date


/s/ BLAISE BARRELETT
-------------------------
Print Customer Name


-------------------------                 --------------------
DIGEX                                            Date

[DIGEX LOGO]


                               CONTRACT ADDENDUM

NON-PAYMENT/ CUSTOMER TERMINATION

Paragraph 8 the 4th sentence should be stricken and replaced to read as follows:

"If the Customer is terminated by DIGEX for persisting in violation of the Acceptable Use Policy (after Customer receives notice and a 30-day period to cure or desist in any such violation), then the Customer will pay (in lieu of any charges for the remainder of the then current term of the Agreement) liquidated damages. Liquidated damages will be equal to $150,000 minus the product of $150,000 and a fraction, the numerator of which is the number of whole months in the current term of the Agreement already paid for by Customer and the denominator of which is the total number of months constituting the current term of the Agreement."

DIGEX SERVICE LEVEL GUARANTEE

Paragraph 10 the 3rd sentence should read as follows:

In the event of a service interruption that exceeds one hour in any calendar day, DIGEX will grant a credit allowance for that entire day of service, equivalent to 1/30th of the monthly port and telco monthly service charge or if the customer experiences eight hours of contiguous service interruption DIGEX will credit 3 days of monthly port and telco service charges.

AGREED TO BY:

Customer Signature /s/ BLAISE BARRELET    Title: President    Date: May 28, 1998
                  ---------------------
                   Blaise Barrelet

DIGEX ACCEPTANCE:


DIGEX Signature__________ Title:_________ Date____________

[DIGEX LOGO]

                                                                    May 29, 1998


SERVICE LEVEL GUARANTEE:

     For Purposes of this agreement, any of the following shall constitute a breach of Agreement by DIGEX unless the result of matters beyond DIGEX's control: (i) failure of the service to remain fully operational to its end-users for at least 99.98% of the total number of hours in any month, or (ii) the failure to remain fully operational to its end users for a period of more than one hour and forty five minutes, contiguous or noncontiguous, during any consecutive 30 day period. If a failure should occur as a result of matters beyond DIGEX's control, DIGEX shall use its best reasonable efforts to investigate the cause and to remedy such failure as soon as possible.



                              DIGEX

                              By:
                                 -------------------------



                              WEB SIDE STORY

                              By: /s/ BLAISE BARRELET
                                 -------------------------
                                   Blaise Barrelet, President